UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) April 16, 2019

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 100 Harbour Parade Southampton SO15 1ST United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 23 8065 5000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The annual meetings of shareholders of Carnival Corporation and Carnival plc were held on April 16, 2019 (the “Annual Meetings”). On all matters which came before the Annual Meetings, holders of Carnival Corporation common stock and Carnival plc ordinary shares were entitled to one vote for each share held. Proxies for 597,337,043 shares entitled to vote were received in connection with the Annual Meetings.

The matters which were submitted to Carnival Corporation and Carnival plc’s shareholders for approval at the Annual Meetings and the tabulation of the final votes with respect to each such matter were as follows:

Director Elections.

	Proposal	For	Against	Abstain	Broker Non-Votes
1.	To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc	538,999,085	22,214,007	1,560,525	34,563,425
2.	To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc	559,248,518	3,275,077	250,023	34.563,425
3.	To re-elect Jason Glen Cahilly as a director of Carnival Corporation and Carnival plc	556,830,728	5,600,653	342,327	34,563,425
4.	To re-elect Helen Deeble as a director of Carnival Corporation and Carnival plc	561,893,417	549,809	330,392	34,563,425
5.	To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc	540,436,831	22,085,804	250,983	34,563,425
6.	To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc	530,017,557	32,483,172	272,889	34,563,425
7.	To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc	561,922,442	429,449	421,727	34,563,425
8.	To elect Katie Lahey as a director of Carnival Corporation and Carnival plc	554,091,362	8,352,010	80,470	34,563,425
9.	To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc	524,786,894	37,568,925	417,798	34,563,425
10.	To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc	517,351,013	45,159,596	263,008	34,563,425
11.	To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc	538,323,613	24,034,731	415,274	34,563,425
12.	To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc	536,801,327	24,245,904	1,726,387	34,563,425

Other Matters.

13.	To approve, on a (non-binding) advisory basis, executive compensation	536,576,708	24,166,705	2,024,700	34,563,425
14.	To approve the Carnival plc Directors’ Remuneration Report	538,582,377	22,266,820	1,918,915	34,563,425
15.	To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered public accounting firm for Carnival Corporation	576,135,840	18,521,493	2,674,205	0
16.	To authorize the Audit Committee of Carnival plc to determine the remuneration of the independent auditors of Carnival plc	593,710,332	3,156,552	464,656	0
17.	To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2018	591,154,004	3,909,089	2,268,445	0
18.	To approve the giving of authority for the allotment of new shares by Carnival plc	570,989,118	25,725,132	622,792	0
19.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc	589,778,717	6,741,077	817,249	0
20.	To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market	591,096,348	4,982,689	1,258,005	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name:	Arnaldo Perez	Name:	Arnaldo Perez
Title:	General Counsel & Secretary	Title:	General Counsel & Company Secretary
Date:	April 22, 2019	Date:	April 22, 2019